UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 31, 2007

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

121 South 17th Street
Mattoon, Illinois	61938-3987
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (217) 235-3311

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry Into A Material Definitive Agreement

On December 31, 2007, Consolidated Communications Holdings, Inc. (the “Company”) entered into a Credit Agreement (the “Credit Agreement”), among the Company, as parent guarantor, Consolidated Communications, Inc., Consolidated Communications Acquisition Texas, Inc., and Fort Pitt Acquisition Sub Inc., as co-borrowers, the lenders referred to therein, Wachovia Bank, National Association, as administrative agent, issuing bank and swingline lender, Cobank, ACB, as syndication agent, General Electric Capital Corporation, as co-doumentation agent, The Royal Bank of Scotland PLC, as co-documentation agent, and Wachovia Capital Markets, LLC, as sole lead arranger and sole bookrunner.

The Credit Agreement provides for senior secured credit facilities in an aggregate principal amount of up to $950,000,000 (the “Credit Facilities”) consisting of a 6-year revolving credit facility in an aggregate principal amount of up to $50,000,000 (the “Revolving Credit Facility”) and a 7-year senior secured term loan facility in an aggregate principal amount of up to $900,000,000 (the “Term Loan Facility”). The Term Loan Facility was initially drawn on December 31, 2007 in the aggregate principal amount of $760,000,000. The Term Loan Facility also permits a delayed draw in an aggregate principal amount of up to $140,000,000. The Term Loan Facility was used to finance the aggregate cash consideration for the transactions contemplated by the Merger Agreement (defined below), to repay certain existing debt of North Pittsburgh Systems, Inc. and its subsidiaries, to refinance certain existing debt of the Company and its subsidiaries, to provide ongoing working capital and for other general corporate purposes of the Company and its subsidiaries. The Revolving Credit Facility is available to provide ongoing working capital and for other general corporate purposes of the Company and its subsidiaries. The delayed draw portion of the Term Loan Facility may be used solely for the repurchase or redemption in full (including the related fees and expenses) of the indebtedness outstanding under the Company’s existing 9.75% Senior Notes due 2012.

The interest rate under the Term Loan Facility is LIBOR plus 2.50% or a base rate (the higher of (i) the New York Federal Funds Rate plus 0.5% or (ii) the administrative agent’s base rate) (the “Base Rate”) plus 1.50%. The same interest rate provisions apply to the Revolving Credit Facility, except that, at such time as the borrowers deliver financial statements for the quarter ending March 31, 2008, the interest margins over LIBOR and the Base Rate for the Revolving Credit Facility will be set pursuant to a grid included in the Credit Agreement.

The Credit Agreement contains customary representations and warranties, affirmative and negative covenants and events of default.

This description of the Credit Agreement is qualified in its entirety by the terms of the Credit Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 2.01 - Completion Of Acquisition Or Disposition Of Assets

On December 31, 2007, the Company completed its acquisition of North Pittsburgh Systems, Inc. (“North Pittsburgh”). Pursuant to an Agreement and Plan of Merger, dated as of July 1, 2007 (the “Merger Agreement”), among the Company, Fort Pitt Acquisition Sub Inc. (“Merger Sub”), a Pennsylvania corporation and wholly-owned subsidiary of the Company, and North Pittsburgh, Merger Sub merged with and into North Pittsburgh (the “Merger”), with North Pittsburgh as the surviving company.

At the effective time of the Merger, 80% of the shares of North Pittsburgh common stock converted into the right to receive $25.00 in cash, without interest, per share, for an approximate total of $300.1 million in cash, and each of the remaining shares of North Pittsburgh common stock converted into the right to receive 1.1061947 shares of common stock of the Company, or an approximate total of 3.32 million shares of the Company’s common stock. North Pittsburgh’s stockholders had the right to elect to exchange each share of North Pittsburgh common stock for either $25.00 in cash or 1.1061947 shares of the Company’s common stock, subject to proration so that 80% of the North Pittsburgh shares were exchanged for cash and 20% for stock.

This description of the Merger is qualified in its entirety by reference to the Merger Agreement, a complete copy of which was filed as Exhibit 2.1 to the Form 8-K filed by the Company on July 18, 2007 and is incorporated herein by reference. A copy of the press release, dated December 31, 2007, announcing the completion of the Merger is filed as Exhibit 99.1 to this Form 8-K. A copy of the press release, dated January 3, 2008, announcing the final proration determination is filed as Exhibit 99.2 to this Form 8-K.

Item 9.01 - Financial Statements And Exhibits

(a)  Financial statements of businesses acquired

The audited consolidated financial statements of North Pittsburgh as of December 31, 2006 and for each of the years in the three year period then ended contained in page 47 and pages F-1 through F-36 of North Pittsburgh's Annual Report on Form 10-K for the year ended December 31, 2006 (File No. 0-13716), and the consolidated financial statements of North Pittsburgh as of September 30, 2007 and for the three and nine months then ended contained in pages 4  through 14 of North Pittsburgh's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2007 (File No. 0-13716), are incorporated herein by reference.

(b)  Pro forma financial information

The unaudited pro forma condensed combined financial information relating to the Company’s acquisition of North Pittsburgh is filed as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

(d)  Exhibits

No.	Description
10.1
Credit Agreement, dated December 31, 2007, among Consolidated Communications Holdings, Inc., as Parent Guarantor, Consolidated Communications, Inc., Consolidated Communications Acquisition Texas, Inc. and Fort Pitt Acquisition Sub Inc., as Co-Borrowers, the lenders referred to therein, Wachovia Bank, National Association, as administrative agent, issuing bank and swingline lender, Cobank, ACB, as syndication agent, General Electric Capital Corporation, as co-doumentation agent, The Royal Bank of Scotland PLC, as co-documentation agent, and Wachovia Capital Markets, LLC, as sole lead arranger and sole bookrunner.

23.1	Consent of Independent Registered Public Accounting Firm -- KPMG LLP.

99.1	Press release dated December 31, 2007.

99.2	Press release dated January 3, 2008.

99.3	Unaudited pro forma condensed combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consolidated Communications Holdings, Inc.

Date: January 4, 2008	By:	/s/ Steven L. Childers
Name: Steven L. Childers
Title: Chief Financial Officer

EXHIBIT INDEX

No.	Description
10.1
Credit Agreement, dated December 31, 2007, among Consolidated Communications Holdings, Inc., as Parent Guarantor, Consolidated Communications, Inc., Consolidated Communications Acquisition Texas, Inc. and Fort Pitt Acquisition Sub Inc., as Co-Borrowers, the lenders referred to therein, Wachovia Bank, National Association, as administrative agent, issuing bank and swingline lender, Cobank, ACB, as syndication agent, General Electric Capital Corporation, as co-doumentation agent, The Royal Bank of Scotland PLC, as co-documentation agent, and Wachovia Capital Markets, LLC, as sole lead arranger and sole bookrunner.

23.1	Consent of Independent Registered Public Accounting Firm -- KPMG LLP.

99.1	Press release dated December 31, 2007.

99.2	Press release dated January 3, 2008.

99.3	Unaudited pro forma condensed combined financial information.